THE GROWTH FUND OF AMERICA

Annual Report for the Year Ended August 31, 1997

[background photo: hourglass]
[photos: Horace Holden, Jr., Mike, Pat and Jim Thurman, Reverend Burtoon
Carley]

[The American Funds Group(R)]


THE GROWTH FUND OF AMERICA(R) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

[watermark: face of a clock]

The Growth Fund of America is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


On our cover:

Time is an especially important consideration when you're investing for growth. Beginning on page 4, we take a look at the importance of long-term thinking, and offer several shareholder points of view.


A QUICK LOOK AT THE FUND'S RESULTS

Over the long haul, The Growth Fund of America has proved to be an excellent investment. But as this summary illustrates, results have varied considerably from one year to the next.

[bar chart]
The fund's total returns for fiscal periods ended August 31
Average annual compound return +17.0%

Date                       Total Value                Annual Return
12/1/73*                   $10,000
8/31/74                    8,362                      -16.4%
8/31/75                    10,399                     24.4%
8/31/76                    11,857                     14.0%
8/31/77                    13,145                     10.9%
8/31/78                    21,385                     62.7%
8/31/79                    25,058                     17.2%
8/31/80                    33,450                     33.5%
8/31/81                    37,578                     12.3%
8/31/82                    40,990                     9.1%
8/31/83                    59,879                     46.1%
8/31/84                    60,329                     0.8%
8/31/85                    68,494                     13.5%
8/31/86                    88,108                     28.6%
8/31/87                    116,538                    32.3%
8/31/88                    104,039                    -10.7%
8/31/89                    144,976                    39.3%
8/31/90                    130,825                    -9.8%
8/31/91                    170,791                    30.5%
8/31/92                    179,169                    4.9%
8/31/93                    223,312                    24.6%
8/31/94                    236,677                    6.0%
8/31/95                    297,170                    25.6%
8/31/96                    299,837                    0.9%
8/31/97                    415,387                    38.5%

*Since 12/1/73, when Capital Research and Management Company became the fund's investment adviser.
[end chart]

Fund results in this report were computed without a sales charge, unless otherwise indicated. Here are the fund's average annual compound returns with all distributions reinvested for periods ended September 30, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

10 years: +13.63%
5 years:  +17.81%
1 year:   +30.25%

Sales charges are lower for accounts of $50,000 or more.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[top border: hourglass]


FELLOW SHAREHOLDERS:

Fiscal 1997, which ended August 31, was, in absolute terms, a remarkable year for The Growth Fund of America <UNDEF> the fourth-best in its history.

     The value of your investment grew 38.5% if you reinvested the dividend of 11 cents a share and capital gain distribution of 86 cents a share, both paid in December. Meanwhile, Standard & Poor's 500 Composite Index, driven by a short list of large companies, was up 40.7% on a reinvested basis.

     The index, of course, is an unmanaged measure including the stocks of 500 relatively large companies, weighted by size. The U.S. market, overall, consists of more than 9,000 stocks listed on various exchanges or traded in the over-the-counter market. The Growth Fund of America can and does take advantage of many opportunities in that wider universe, emphasizing companies of any size with long-term growth potential.

     The fund's results over the year were quite gratifying, especially since they were achieved with roughly 15% of assets cautiously held in cash and equivalents, rather than stocks. As the table below illustrates, similar portfolios including growth funds and capital appreciation funds did not do as well, on average.

                                   TOTAL                AVERAGE ANNUAL
                                   RETURNS,             COMPOUND
                                   FISCAL 1997          RETURNS, LIFETIME
                                   9/1/96-8/31/97       12/1/73-8/31/97

S&P 500                            +40.7%               +14.3%
Lipper Growth Fund Index           +34.5                +13.2
Lipper Capital Appreciation        +24.9                +14.3
Fund Index
The Growth Fund of America         +38.5                +17.0

RENEWED VIGOR IN CABLE TELEVISION STOCKS

Last year at this time we noted that our emphasis on media and technology companies had been out of step with the market, putting a damper on the fund's results. This year we are pleased to report that a number of these companies made strong gains and were among our most rewarding.

     Our cable television holdings are good cases in point. They have emerged from a period when government regulation caused rate reductions. The industry's program to rebuild its infrastructure is nearly complete and new products such as cable modems and digital set-top boxes are creating growth potential. Satellite systems and other competitors have not proved to be the threats some feared.

[pull quote]
The value of your investment grew 38.5% if you reinvested December's dividend and capital gain distribution.
[end pull quote]

STRENGTH IN TECHNOLOGY
Technology companies - generally defined as those that make computers and produce software or related equipment - also tended to bounce back strongly, and we added to a number of our positions during the year.

     Computer capabilities have continued to move ahead rapidly, while computer prices have continued to fall. Global demand is growing for new products and for upgrades enabling users to make the most of software and the ever-expanding resources of cyberspace. Especially in the U.S. and other countries where computer usage is well-established, electronic information storage needs should keep manufacturers of disk drives and similar devices busy.

     Another segment that did especially well was oil service, where our holdings continued to benefit from increasing demand for exploration and drilling equipment.

VAST MAJORITY OF HOLDINGS DID WELL

[watermark: hourglass]

In all, 96 of the 114 companies we held throughout the fiscal year gained ground. The short list of losers included a smattering of media companies, health care companies and pharmaceutical manufacturers. Several, we feel, are likely to be among our future winners.

     As a result of the considerable appreciation of several stocks we sold during fiscal 1997, we expect to pay a larger-than-usual capital gain in December of 8% to 9% of net asset value (as of September 30). The new tax law has created several new rates and holding periods for capital gains applicable to the current year. We will advise shareholders about the details of this capital gain distribution at a later date.

LOOKING AHEAD
It is worth reiterating that fiscal 1997 was an extraordinary year, one not likely to be repeated any time soon.

    It has been nearly seven years since the last correction of 10% or more by the S&P 500 - the longest interval in at least 60 years. While we believe that many stocks are still fairly priced, most will probably be dragged down temporarily if the overall market stumbles. We are confident, however, that the real value of good companies will always be recognized and rewarded over the long haul - and that our emphasis on thorough investment research gives us an edge identifying good companies.

     Patience is frequently the key to making the most of opportunities. In the feature article beginning on page 4, we take a look at the role of long-term thinking in how the fund is managed and in its importance to you as an investor. We will also introduce you to several shareholders who illustrate the difference that "hanging in there" has made in their lives and their investments.

Cordially,

[/s/ Walter P. Stern]    [/s/ James F. Rothenberg]
Walter P. Stern          James F. Rothenberg
Chairman of the Board    President

October 17, 1997


HOW A $10,000 INVESTMENT HAS GROWN
December 1, 1973 through August 31, 1997

[begin chart]
$10,000 original investment /1/

Year                 The Growth Fund       Standard &            Consumer
Ended                of America            Poor's 500            Price Index
August 31                                  Composite Index
12/01/73             $9,425                $10,000               $10,000
1974                 7,874                 7,737                 10,893
1975                 9,792                 9,769                 11,830
1976                 11,165                12,040                12,505
1977                 12,377                11,823                13,333
1978                 20,136                13,292                14,379
1979                 23,595                14,849                16,078
1980                 31,496                17,539                18,148
1981                 35,383                18,469                20,109
1982                 38,595                19,034                21,285
1983                 56,382                27,501                21,830
1984                 56,805                29,185                22,767
1985                 64,493                34,516                23,529
1986                 82,962                48,055                23,900
1987                 109,730               64,672                24,924
1988                 97,962                53,072                25,926
1989                 136,507               73,928                27,146
1990                 123,184               70,156                28,671
1991                 160,815               89,046                29,760
1992                 168,703               96,145                30,697
1993                 210,268               110,784               31,547
1994                 222,852               116,826               32,462
1995                 279,811               141,884               33,312
1996                 282,323               168,467               34,270
1997                 391,123 /1/ /2/       237,076 /3/           35,033 /4/

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended August 31,1997)

10 years:  +12.88%
5 years:   +16.93
1 year:    +30.56

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

Year ended August 31           1974#         1975          1976          1977

TOTAL VALUE

Dividends reinvested           -             $362          283           -

Value at year-end/1/           $7,874        9,792         11,165        12,377

GFA TOTAL RETURN               (21.3)        24.4          14.0          10.9

Year ended August 31           1978          1979          1980          1981

TOTAL VALUE

Dividends reinvested           254           -             307           546

Value at year-end/1/           20,136        23,595        31,496        35,383

GFA TOTAL RETURN               62.7          17.2          33.5          12.3

Year ended August 31           1982          1983          1984          1985

TOTAL VALUE

Dividends reinvested           1,673         2,290         1,643         1,249

Value at year-end/1/           38,595        56,382        56,805        64,493

GFA TOTAL RETURN               9.1           46.1          0.8           13.5

Year ended August 31           1986          1987          1988          1989

TOTAL VALUE

Dividends reinvested           979           1,354         1,502         1,743

Value at year-end/1/           82,962        109,730       97,962        136,507

GFA TOTAL RETURN               28.6          32.3          (10.7)        39.3

Year ended August 31           1990          1991          1992          1993

TOTAL VALUE

Dividends reinvested           3,611         3,208         2,510         1,454

Value at year-end/1/           123,184       160,815       168,703       210,268

GFA TOTAL RETURN               (9.8)         30.5          4.9           24.6

Year ended August 31           1994          1995          1996          1997

TOTAL VALUE

Dividends reinvested           929           1,372         2,452         2,019

Value at year-end/1/           222,852       279,811       282,323       391,123

GFA TOTAL RETURN               6.0           25.6          0.9           38.5


Average annual compound return for 23 3/4 years 16.7% /1/

Past results are not predictive of future results. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

# For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

/1/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are invested in additional shares. Results shown do not take into account income or capital gain taxes.

/2/ Includes reinvested dividends of $31,740 and reinvested capital gain distributions of $94,860.

/3/ Includes reinvested dividends of $41,516.

/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[end chart]


THE VALUE OF THINKING LONG-TERM

It's important not only in investing, but also in... ...combating social tension ...coping with weather extremes...and battling unpredictable currents

[watermark: face of a clock]
[photo: death of Martin Luther King, Jr. on balcony]
[photo: snowstorm]
[photo:  whitewater river rafting]

Fiscal 1997 was a great year, but The Growth Fund of America is NOT a short-term investment. Portfolios of stocks, by their very nature, are volatile. Returns can vary dramatically from year to year. Your fund is certainly no exception, as the graph on the inside front cover shows.

     Investing for growth is, after all, attempting to profit from change. Some changes come quickly, while some do not. Time and time again, we have found that long-term changes, not short-term events, tend to be the most meaningful and the most rewarding.

     Consider how the world has changed since 1973, when Capital Research and Management Company became The Growth Fund of America's investment adviser. Personal computers, compact discs and videocassettes didn't exist. Long-distance calls, restaurant meals and airplane trips were "events." Today we take all these things for granted. But each became commonplace gradually.

     The progress of the companies that make personal computers, for instance, has hardly been smooth, but patience has been well rewarded. We have held shares in microchip manufacturer Intel and electronics component maker Texas Instruments since 1984, and they have often been among our leading investments.

     Those two companies are far from being the only stocks we have held for more than a decade. The list also includes Pitney Bowes (1979), Time Warner, Federal National Mortgage Association, Pharmacia & Upjohn (all 1984), PNC Bank and Electronic Data Systems (1985), Federal Express (1986) and Delta Air Lines
(1987).

     "In each instance, our ongoing investment research has repeatedly indicated that there is still room to grow, notes Don O'Neal, one of the fund's portfolio counselors.

     You might think it's unusual for a growth fund to hold stocks for such a long time. You'd be right. Our portfolio turnover rate has averaged 25% a year
- which means we hold stocks for an average of about four years. As the following table illustrates, the average turnover rate for similar funds is 83% a year, meaning stocks are seldom held for much more than a single year. Low turnover keeps costs down, to your benefit, and allows the fund to benefit from a company's continued growth.

     Low turnover also helps the fund minimize short-term capital gain distributions, which are taxed as ordinary income. The tax reforms passed by Congress earlier this year lowered the maximum capital gains rate on sales of securities held for more than 18 months from 28% to 20%. So from a tax perspective, it's even more important than before to think long-term.

     "We have always managed the fund for long-term results, but the widening gap between taxes on ordinary income and taxes on capital gains suggests we now need to be especially confident that taking a short-term gain makes sense," says Jim Rothenberg, president of the fund.

     Here's further evidence of our commitment to thinking long-term: The fund's portfolio counselors and research analysts are compensated, in part, based on the investment results they achieve over longer periods (usually four years), not single-year results.

     On the following pages we'll introduce you to some long-time shareholders with a keen sense of the importance of time, both in their lives and their investments. They include a Memphis minister who has helped that city make great strides against racism over the past 20 years; a man whose many years of training earned him a place in the 1996 Olympics; and a family that regularly endures some of the nation's roughest weather, knowing the sun will always return.

We hope you enjoy meeting them.


LOW PORTFOLIO TURNOVER ILLUSTRATES OUR LONG-TERM APPROACH
THE GROWTH FUND OF AMERICA'S TURNOVER RATE

1975       47%
1976       22
1977       15
1978       27
1979       18
1980       15
1981       40
1982       33
1983       26
1984       19
1985       24
1986       24
1987       20
1988       18
1989       30
1990       18
1991       19
1992       11
1993       25
1994       25
1995       27
1996       28
1997       34

Figures prior to 1985 do not include long-term U.S. government securities.

The fund 's average   25%
The average for growth funds*  83%

*Source: Lipper Analytical Services, for year ended 8/31/97

[watermark: hourglass]


THE REVEREND BURTON CARLEY
Initial Investment: December 27, 1976

[watermark: hourglass]

The Reverend Burton Carley is a Unitarian minister at The Church of the River in Memphis, a city he feels "holds tremendous potential for healing the racial tensions of our country. Things have changed dramatically since Dr. Martin Luther King was assassinated here. We have an African-American mayor now. But there's still a long way to go."

     Burton's church, predominantly white in a city that is predominantly African-American, has long participated in Shelby County Interfaith, a group of approximately 50 congregations, black and white, that come together to learn about each other, talk about issues, and try to make a difference.

     "We all recognize that we have something in common," Burton says. "Regardless of ethnic origins or religion, we're all citizens of the same city. We all want to wipe out crime. We all want eyesore properties to be condemned. We all want quality public education. And we all know building for the future is critical."

[photo: death of Martin Luther King, Jr. on balcony]

     The minister takes that last sentiment to heart with his own finances. "One doesn't enter the ministry with the thought of becoming wealthy," he says. "But I want to be able to retire. So about 20 years ago I started investing in The Growth Fund of America, and I've been adding $100 a month ever since. It doesn't seem like a lot, but it's really added up."

     He opened his account in the final week of 1976 - just before the market took a nasty tumble, with the S&P 500 losing more than 10% in 1977. "It was a little unnerving, but a good lesson," Burton says. The lesson served him especially well on October 19, 1987. "We were in the middle of a pledge drive," he remembers, "and the headlines made people feel poor. It seemed to be a lousy time for a pledge drive, but a pretty good time to add to my investment, I thought."

     It turned out to be one of the very best. "I found that I like those down days a lot," Burton says. "My money buys more shares. I don't worry about short-term declines, because I know where the fund invests and I have confidence in the ingenuity of America."

[photo: The Reverend Burton Carley]
[photo caption]
At left, the Reverend Burton Carley is shown visiting the National Civil Rights Museum, which eloquently symbolizes the power of perseverance. The museum is located in the Lorraine Motel, where Dr. Martin Luther King was assassinated in 1968.
[end photo caption]

[pull quote]
Over time, getting to know people different from you provides the framework for social change.
[end pull quote]

A $10,000 investment in the fund on December 27, 1976 would have grown to $319,266* through August 31, 1997.

*Reflects payment of the maximum sales charge of 5.75%.


HORACE HOLDEN, JR.
Initial Investment : August 12, 1982

[watermark: face of a clock]

Horace Holden, Jr. was paddling a canoe even before he knew how to walk. A few decades later he paddled his way into the 1996 Summer Olympics, where he competed in a whitewater canoeing slalom event. He didn't win, but making it all the way to the games capped a 24-year dream.

     Horace still gets wet pretty much every day as a water sports instructor at the Nantahala Outdoor Center. The center started as a roadside outpost where the Appalachian Trail crosses a relatively obscure North Carolina highway in the Great Smoky Mountains. In the early 1970s Horace's father and a partner bought the property and began to take advantage of its location on the banks of the turbulent Nantahala River. The center was the first rafting company in the area. Now it's the largest of 20 - and among the largest in the country - employing more than 500 people who provide meals, accommodations, gear and lessons for as many as 2,000 whitewater enthusiasts a day.

     "The river's different every minute of every day," Horace says. "It's a dynamic playing field. If you're patient and learn to work with the water, rather than worrying about being exactly on course, you'll be a lot more efficient and ultimately get where you're going a lot faster."

     He is quick to observe that the principle also applies to investing. His late grandfather opened accounts for Horace and his three brothers in 1982. At the time, the nation was mired in the worst recession in 40 years and investors worried that a genuine depression was next. The stock market, as measured by the Dow Jones Industrial Average, was down nearly 20% from where it had stood a decade earlier.

     "My grandfather told me, $Don't worry about the dips. Be patient. Leave this alone for a long time and you'll really benefit.'" As it turned out, the timing couldn't have been much better. The day that the investment was made marked the beginning of the bull market that recently roared past its 15th birthday.

     Some of Horace's gains came in handy paying the bills while he was training for the Olympics full time. "Many countries provide all the support for their elite athletes," he notes. "Here that doesn't really happen, so the fund money came in handy. But I took as little as I could, because I'd already seen plenty of evidence that my grandfather was right about the difference time could make."

[photo: Horace Holden, Jr.]
[photo caption]
1996 Olympic whitewater canoeist Horace Holden hasn't yet decided whether to compete in the year 2000.
[end photo caption]

[pull quote]
You're not going to make gains every day out here on the river, but if you hang in you'll see the benefits.
[end pull quote]

A $10,000 investment in the fund on August 12, 1982 would have grown to $105,442* through August 31, 1997.

*Reflects payment of the maximum sales charge of 5.75%.


MIKE, PAT AND JIM THURMAN
Initial Investment: October 19, 1987

[watermark: face of a clock]

The Thurmans know a lot about extremes. They live in North Pole, Alaska - a few miles southeast of Fairbanks and only 100 miles or so from the Arctic Circle. In winter the sun appears just three hours a day and the mercury is usually well below zero, while in summer the locals play midnight baseball without long sleeves or lights.

     "A lot of people say Fairbanks has the best weather in the world," Pat Thurman insists, noting that she doesn't tend to agree. "There are some really nice things about being here: the international ice-carving competition, sled-dog races, spectacular northern lights. We see moose all the time. There aren't many places you can say that about," says Pat, a retired librarian who now works as an assistant bailiff, volunteers for her church and surfs the Internet.

     One of the other nice things about living in Alaska is that every year the state sends "Permanent Fund" checks - in effect, distributions of oil profits - to all residents. The Thurmans used their 1987 checks to establish a college fund for son Jim. "We told our broker that we didn't want to stick our necks out, and he suggested The Growth Fund of America," says Mike, a retired industrial arts teacher who worked on the Alaska Pipeline project as a carpenter.

     The day they invested was noteworthy: October 19, 1987, the day of the single largest stock market decline in history. The market was thrown into chaos and nobody was sure when - or even if - it would open from day to day. In the next six weeks, the Thurmans watched the value of their investment fall more than 10%.

     Jim now lives in Kansas City, where he's working as a carpenter while adding to his fund account and establishing residency in order to attend a state university. He's considering a career "that's related to the financial industries." His parents are delighted. They were Kansas residents when they met in 1965, before moving to Alaska in 1969 when they were hired over the phone at twice their former salaries. And they say one of their motivations for opening Jim's account was to teach him respect for the potential of money.

     Jim says he doesn't really miss North Pole much, but admits it was interesting to grow up near the local tourist attraction that claims to be the home of you-know-who. "I guess I stopped believing in Santa when I was about seven or so," he says. "But I wasn't really sure for a while, because he lived right down the road!"

[photo: Mike, Pat and Jim Thurman]
[photo caption]
Pat Thurman says that when the last of the fireweed (foreground in smaller photo) blossoms in late summer near Fairbanks, snow is only six weeks away. [end photo caption]

[pull quote]
The worst day, the thermometer said it was 80 below. But no matter how bad it gets, the snow always melts, eventually.
[end pull quote]

A $10,000 investment in the fund on October 19, 1987 would have grown to $44,061* through August 31, 1997.
*Reflects payment of the maximum sales charge of 5.75%.



THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1997
                                                                 Percent
                                                                  of Net
                                                                  Assets
                                                              ----------
Largest Industry Holdings
-----------------------------
Broadcasting & Publishing                                          13.95%
Electronic Components                                              12.19%
Data Processing & Reproduction                                     11.03%
Business & Public Services                                          8.50%
Health & Personal Care                                              5.07%
Other Industries                                                   34.72%
Cash & Equivalents                                                 14.54%

Largest Individual Holdings
-------------------------------------
Time Warner                                                         4.09%
Federal National Mortgage Assn.                                                 3.06
Philip Morris                                                                   2.67
America Online                                                                  2.55
Walt Disney                                                                     2.04
Intel                                                                           1.80
Texas Instruments                                                               1.76
Tele-Communications, TCI Group                                                  1.62
Comcast                                                                         1.61
Tele-Communications, Liberty Media Group                                        1.53

THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1997



                                                                                  Market   Percent
EQUITY SECURITIES                                                                  Value    of Net
(Common & Preferred Stocks)                                       Shares           (000)    Assets
-------------------------------------                         -----------       -------- ----------

Broadcasting & Publishing - 13.95%
Time Warner Inc.                                               9,250,750        $476,414      4.09   %
Tele-Communications, Inc., Series A, TCI Group  /1/           10,789,300         188,813      1.62
Comcast Corp., Class A special stock                           6,339,762         148,588
Comcast Corp., Class A                                         1,680,000          39,060      1.61
Tele-Communications, Inc., Series A, Liberty Media Group  /1/  6,752,237         178,090      1.53
Viacom Inc., Class B  /1/                                      6,000,000         177,750      1.53
News Corp. Ltd. (American Depositary Receipts) (Australia)     5,400,000          97,537
News Corp. Ltd., preferred (American Depositary Receipts)      3,363,750          50,876      1.27
E.W. Scripps Co., Class A                                      1,660,000          65,259       .56
Cox Communications, Inc., Class A  /1/                         2,000,000          54,125       .46
Chris-Craft Industries, Inc.  /1/                              1,050,085          51,520       .44
HSN,  Inc.  /1/                                                1,405,000          46,365       .40
CANAL+ (France)                                                  168,089          27,010       .23
US WEST Media Group  /1/                                         463,300           9,266       .08
BHC Communications, Inc., Class A  /1/                            62,840           7,714       .07
Century Communications Corp., Class A  /1/                     1,002,550           6,516       .06

Electronic Components - 12.19%
Intel Corp.                                                    2,200,000         202,675
Intel Corp., warrants, expire 1998  /1/                          100,000           7,163      1.80
Texas Instruments Inc.                                         1,800,000         204,525      1.76
National Semiconductor Corp.  /1/                              4,852,930         166,213      1.43
Advanced Micro Devices, Inc.  /1/                              3,978,600         148,949      1.28
Quantum Corp.  /1/                                             3,300,000         115,706       .99
Seagate Technology  /1/                                        2,500,000          95,469       .82
Bay Networks, Inc.  /1/                                        2,452,500          86,757       .74
Adapetec, Inc.  /1/                                            1,650,000          79,200       .68
Analog Devices, Inc.  /1/                                      2,233,333          73,979       .64
LSI Logic Corp.  /1/                                           2,250,000          72,422       .62
ADC Telecommunications, Inc.  /1/                              1,710,100          63,487       .55
Newbridge Networks Corp. (Canada)  /1/                         1,100,000          50,050       .43
Microchip Technology Inc.  /1/                                   950,000          38,415       .33
Tellabs, Inc.  /1/                                               235,000          14,027       .12

Data Processing & Reproduction - 11.03%
Netscape Communications Corp.  /1/                             4,329,900         172,384      1.48
Silicon Graphics, Inc.  /1/                                    5,675,500         155,722      1.34
Oracle Corp.  /1/                                              3,900,000         148,688      1.28
Solectron Corp.  /1/                                           3,414,100         142,965      1.23
International Business Machines Corp.                            800,000          80,700       .69
Computer Associates International, Inc.                        1,150,000          76,906       .66
Compaq Computer Corp.  /1/                                     1,000,000          65,500       .56
Digital Equipment Corp.  /1/                                   1,500,000          64,500       .55
Data General Corp.  /1/                                        1,520,000          54,625       .47
Tandem Computers Inc.  /1/                                     1,540,000          52,360       .45
Sequent Computer Systems, Inc.  /1/                            1,500,000          42,281       .36
Intuit Inc.  /1/                                               1,378,600          36,016       .31
3Com Corp.  /1/                                                  700,000          34,956       .30
Sybase, Inc.  /1/                                              1,815,000          33,804       .29
Ascend Communications, Inc.  /1/                                 725,000          30,767       .26
Cisco Systems, Inc.  /1/                                         400,000          30,150       .26
Lexmark International Group, Inc.  /1/                           750,000          26,250       .23
PeopleSoft, Inc.  /1/                                            200,000          11,250       .10
Danka Business Systems PLC (American Depositary Receipts)
 (United Kingdom)                                                219,000          10,238       .09
Sun Microsystems, Inc.  /1/                                      174,200           8,362       .07
Mentor Graphics Corp.  /1/                                       515,000           5,987       .05

Business & Public Services - 8.50%
America Online, Inc.  /1/                                      4,605,400         297,048      2.55
Columbia/HCA Healthcare Corp.                                  3,617,590         114,180       .98
Federal Express Corp.  /1/                                     1,560,000         103,642       .89
Manpower Inc.                                                  1,835,700          78,361       .67
CUC International Inc.  /1/                                    2,912,500          68,444       .59
Republic Industries, Inc.  /1/                                 1,550,000          38,072
Republic Industries, Inc. (1,2,3)                              1,200,000          29,475       .58
USA Waste Services, Inc.  /1/                                  1,450,000          60,900       .52
Electronic Data Systems Corp.                                  1,350,000          51,047       .44
Shared Medical Systems Corp.                                     747,000          36,603       .31
Corrections Corp. of America  /1/                                706,500          26,141       .22
Waste Management Inc. ( formerly WMX Technologies, Inc.)         657,759          21,048       .20
Paychex, Inc.                                                    579,900          19,862       .17
AccuStaff Inc.  /1/                                              587,000          15,592       .13
Ecolab Inc.                                                      250,000          11,266       .10
Pittston Brink's Group                                           300,000          10,650       .09
PacifiCare Health Systems, Inc., Class B  /1/                    100,000           6,838       .06

Health & Personal Care - 5.07%
United States Surgical Corp.                                   1,900,000          62,581       .54
Guidant Corp.                                                    700,000          61,469       .53
Gilead Sciences, Inc.  /1/                                     1,440,000          46,620       .40
Forest Laboratories, Inc.  /1/                                 1,000,000          41,062       .35
BioChem Pharma Inc. (Canada)  /1/                              1,500,000          38,906       .33
Medtronic, Inc.                                                  427,600          38,644       .33
AB Astra, Class A (American Depositary Receipts) (Sweden)      2,400,000          38,400       .33
MedImmune, Inc.  /1/                                           1,064,000          28,196       .24
Pfizer Inc                                                       500,000          27,688       .24
Agouron Pharmaceuticals, Inc.  /1/                               600,000          26,400       .23
Avon Products, Inc.                                              400,000          25,625       .22
Warner-Lambert Co.                                               200,000          25,413       .22
Dura Pharmaceuticals, Inc.  /1/                                  700,000          24,937       .21
Guilford Pharmaceuticals, Inc.  /1/                              900,000          24,187       .21
NeXstar Pharmaceuticals, Inc. /1,2/                            1,000,000          15,188
NeXstar Pharmaceuticals, Inc.  /1/                               200,000           3,038       .16
Gillette Co.                                                     177,400          14,691       .13
Alza Corp.  /1/                                                  500,000          14,500       .12
Gensia Sicor Inc. (formerly Gensia Pharmaceuticals, Inc.)  /1/ 1,332,202           6,994
Gensia Sicor Inc.
 (Units consisting of 1 share and 1 warrant ) /1,2,3/          1,125,000           5,906       .11
Omnicare, Inc.                                                   360,000          10,418       .09
Pharmacia & Upjohn, Inc.                                         290,000           9,878       .08

Leisure & Tourism - 4.49%
Walt Disney Co.                                                3,100,000         238,119      2.04
MGM Grand, Inc.  /1/                                           2,600,000         104,325       .90
King World Productions, Inc.  /1/                              1,450,000          57,637       .49
HFS Inc.  /1/                                                    955,000          53,182       .46
Carnival Corp., Class A                                          900,000          39,431       .34
Harrah's Entertainment, Inc.  /1/                                900,000          20,194       .17
Marriott International, Inc.                                     150,000           9,984       .09

Financial Services - 4.43%
Federal National Mortgage Assn.                                8,100,000         356,400      3.06
Capital One Financial Corp.                                    1,850,000          71,225       .61
SLM Holding Corp.                                                450,000          60,975       .52
Federal Home Loan Mortgage Corp.                                 850,400          27,691       .24

Energy Equipment - 4.08%
Diamond Offshore Drilling, Inc.                                1,980,000         108,157       .93
Schlumberger Ltd. (Netherlands Antilles)                       1,350,000         102,853       .88
Transocean Offshore Inc.                                         935,967          88,975       .78
Cooper Cameron Corp.  /1/                                      1,100,000          71,362       .61
Reading & Bates Corp.  /1/                                     1,500,000          54,469       .47
Dresser Industries, Inc.                                         562,000          23,464       .20
McDermott International, Inc.                                    450,000          14,513       .12
BJ Services Co.  /1/                                             150,000          10,838       .09

Beverages & Tobacco - 2.79%
Philip Morris Companies Inc.                                   7,125,000         310,828      2.67
PepsiCo, Inc.                                                    400,000          14,400       .12

Merchandising - 2.03%
Limited Inc.                                                   3,400,000          77,350       .66
Cardinal Health, Inc., Class A                                   625,000          41,406       .36
Circuit City Stores, Inc. - Circuit City Group                   900,000          32,063       .28
Payless ShoeSource, Inc.  /1/                                    500,000          32,063       .28
Boise Cascade Office Products Corp.  /1/                       1,015,000          21,378       .18
Intimate Brands, Inc., Class A                                   800,000          17,600       .15
Sports Authority, Inc.  /1/                                      725,000          13,503       .12

Telecommunications - 1.90%
AirTouch Communications  /1/                                   2,401,700          81,207       .70
LCI International, Inc.  /1/                                   2,250,000          54,000       .46
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                         900,000          41,288       .35
MCI Communications Corp.                                       1,000,000          28,500       .24
Vodafone Group PLC (American Depositary Receipts)
 (United Kingdom)                                                320,000          16,300       .15

Transportation: Airlines - 1.84%
AMR Corp.  /1/                                                   860,000          86,645       .74
Southwest Airlines Co.                                         2,956,450          82,781       .72
Delta Air Lines, Inc.                                            515,000          44,547       .38

Insurance - 1.62%
EXEL Ltd. (Incorporated in Bermuda)                            2,680,000         147,065      1.26
Aetna Inc.                                                       300,000          28,631       .25
Everest Reinsurance Holdings, Inc.                               350,000          12,666       .11

Recreation & Consumer Products - 1.38%
Mattel, Inc.                                                   4,296,875         143,677      1.23
Electronic Arts  /1/                                             381,700          11,761       .10
Acclaim Entertainment, Inc.  /1/                               1,325,000           5,300       .05

Miscellaneous Materials & Commodities - 1.36%
Pioneer Hi-Bred International, Inc.                            1,650,000         141,384      1.21
Potash Corp. of Saskatchewan Inc. (Canada)                       225,000          16,636       .15

Banking - 1.29%
Citicorp                                                         800,000         102,100       .88
PNC Bank Corp.                                                   600,000          25,950       .22
BankAmerica Corp.                                                344,000          22,640       .19

Machinery & Engineering - 0.75%
Thermo Electron Corp.  /1/                                     2,175,000          87,544       .75

Energy Sources - 0.71%
Talisman Energy Inc. (Canada)  /1/                             1,200,000          39,294       .34
Enterprise Oil  PLC (United Kingdom)                           2,500,000          27,908       .24
Woodside Petroleum Ltd. (Australia)                            2,000,000          15,966       .13

Electrical & Electronic Instruments - 0.68%
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                       1,150,000          47,941       .41
Nokia Corp., Class A (American Depositary Receipts) (Finland)    400,000          31,000       .27

Transportation: Rail & Road - 0.66%
Wisconsin Central Transportation Corp.  /1/                    2,490,900          77,218       .66

Textiles & Apparel - 0.48%
Nine West Group Inc.  /1/                                      1,325,000          55,981       .48

Utilities: Electric & Gas - 0.46%
K N Energy, Inc.                                               1,300,000          53,950       .46

Aerospace & Military - 0.45%
Gulfstream Aerospace Corp.  /1/                                1,750,000          51,844       .45

Chemicals - 0.44%
A. Schulman, Inc.                                              1,522,500          33,305       .28
Air Products and Chemicals, Inc.                                 225,000          18,351       .16

Multi-Industry - 0.17%
U.S. Industries, Inc.                                            475,000          18,050       .17

Industrial Components - 0.11%
Danaher Corp.                                                    250,000          13,391       .11

Transportation: Shipping - 0.04%
Overseas Shipholding Group, Inc.                                 200,000           4,912       .04


Other equity securities in initial period of                                     300,142      2.56
 acquisition                                                             --------------------------

TOTAL EQUITY SECURITIES (cost: $5,945,138,000)                                  9,952,521    85.46
                                                                         --------------- ----------

                                                               Principal
                                                                  Amount
SHORT-TERM SECURITIES                                              (000)
-------------------------------------                           --------
Corporate Short-Term Notes - 10.99%
Warner-Lambert Co. 5.46%-5.48% due 9/17-12/16/97  /2/             83,700          82,997       .72
Monsanto Co. 5.48%-5.50% due 10/7-11/21/97                        53,200          52,684
Monsanto Co. 5.51% due 11/4/97  /2/                               30,000          29,692       .71
Gannett Co., Inc. 5.47%-5.49% due 10/16-10/21/97  /2/             79,700          79,117       .68
Campbell Soup Co. 5.47%-5.50% due 11/6-11/25/97                   50,000          49,410
Campbell Soup Co. 5.47% due 9/16/97  /2/                          25,000          24,939       .63
J. C. Penney Funding Corp. 5.50%-5.58% due 9/4-11/5/97  /2/       67,100          66,710       .57
International Lease Finance Corp. 5.50%-5.55% due 9/18-11/12/9    65,100          64,596       .56
E.I. du Pont De Nemours and Co. 5.45%-5.51% due 9/3-11/7/97       62,800          62,425       .54
Procter & Gamble Co. 5.47%-5.52% due 9/10-11/3/97                 61,900          61,464       .53
Ford Motor Credit Co. 5.49%-5.53% due 9/2-10/8/97                 60,300          60,100       .51
PepsiCo, Inc. 5.46%-5.49% due 9/17-10/2/97                        59,950          59,771       .51
Xerox Corp. 5.45%-5.49% due 9/12-10/22/97                         58,700          58,367       .50
Coca-Cola Co. 5.47% due 10/3/97  /2/                              31,000          30,843
Coca-Cola Co. 5.50% due 9/8/97                                    20,000          19,976       .44
IBM Credit Corp. 5.48%-5.49% due 10/6-10/23/97                    45,000          44,690       .38
American Express Credit Corp. 5.50%-5.52% due 9/12-10/29/97       43,000          42,695       .37
Lucent Technologies Inc. 5.48% due 9/29/97                        40,000          39,823       .34
Motorola, Inc. 5.46%-5.47% due 9/23-10/9/97                       38,100          37,885       .33
Walt Disney Co. 5.46%-5.52% due 9/8-10/8/97                       37,000          36,877       .32
Shell Oil Co. 5.45% due 9/29/97                                   35,000          34,845       .30
A. I. Credit Corp. 5.47%-5.53% due 9/15-10/10/97                  34,000          33,883       .29
Abbott Laboratories 5.48% due 10/6/97                             33,000          32,819       .28
Sara Lee Corp. 5.48%-5.50% due 9/25/97                            32,700          32,575       .28
Ciesco LP 5.50%-5.55% due 9/9-9/15/97                             30,500          30,448       .26
Emerson Electric Co. 5.47% due 9/22/97                            30,000          29,902       .26
United Parcel Service of America, Inc. 5.49% due 9/23/97          29,000          28,898       .25
AIG Funding, Inc. 5.50%-5.53% due 9/11-9/15/97                    28,800          28,745       .24
Atlantic Richfield Co. 5.53% due 10/2/97                          22,600          22,489       .19


                                                                         --------------------------
                                                                               1,279,665      10.99
                                                                         --------------------------

Federal Agency Short-Term Obligations - 3.35%
Federal National Mortgage Assn.  5.35%-5.485% due 9/8-11/24/97   192,500         190,683      1.64
Federal Home Loan Mortgage Corp.  5.40%-5.45% due 9/5-10/31/97   128,420         127,670      1.09
Federal Home Loan Banks  5.39%-5.42% due 10/31-11/21/97           73,000          72,176       .62

                                                                         --------------------------
                                                                                 390,529      3.35
                                                                         --------------------------

TOTAL SHORT-TERM SECURITIES (cost: $1,670,306,000)                             1,670,194     14.34
                                                                         --------------------------
TOTAL INVESTMENT SECURITIES (cost: $7,615,444,000)                            11,622,715     99.80
                                                                         --------------------------
Excess of cash and receivables over payables                                      23,638       .20
                                                                         --------------------------
NET ASSETS                                                                    11,646,353    100.00%
                                                                              ==========   =======

 /1/ Non-income-producing securities
 /2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional investors.
 /3/ Valued under procedures approved
 by the Board of Directors.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent
Auditors' Report.


-----------------------------
Equity securities
 appearing in the portfolio
 since February 28, 1997
-----------------------------

AccuStaff
Aetna
Agouron Pharmaceuticals
Ascend Communications
Avon Products
BJ Services
BioChem Pharma
Boise Cascade Office Products
CANAL+
Cooper Cameron
Corrections Corp. of America
Cox Communications
Danka Business Systems
Dura Pharmaceuticals
Guilford Pharmaceuticals
Gulfstream Aerospace
HFS
LCI International
Lexmark International Group
McDermott International
Medtronic
Microchip Technology
Netscape Communications
Paychex
Payless ShoeSource
PeopleSoft
Reading & Bates
Sun Microsystems
Talisman Energy
United States Surgical
Warner-Lambert
Woodside Petroleum

-------------------------------
Equity securities
 eliminated from the portfolio
 since February 28, 1997
-------------------------------

Adobe Systems
Applied Materials
ASM Lithography Holding
AT&T
Caterpillar
CNA Financial
Columbia Gas System
Commerce Bancshares
CompuServe
First Security
H.B. Fuller
General Instrument
Hasbro
Hewlett-Packard
Kimberly-Clark
KLA Instruments
Linear Technology
Lucent Technologies
NAC Re
Nellcor Puritan Bennett
NGC
Norsk Hydro
Oxford Health Plans
PanEnergy
TCI Satellite Entertainment
Teradyne
United HealthCare
Value Health
Wal-Mart Stores

The Growth Fund of America
Financial Statements
----------------------------------------------              --------------------------------
Statement of Assets and Liabilities                                             (dollars in
at August 31, 1997                                                               thousands)
----------------------------------------------              --------------------------------
Assets:
Investment securities at market
 (cost: $7,615,444)                                                             $11,622,715
Cash                                                                                    734
Receivables for-
 Sales of investments                                               $29,114
 Sales of fund's shares                                              12,769
 Dividends and accrued interest                                       2,597          44,480
                                                            --------------------------------
                                                                                 11,667,929
Liabilities:
Payables for-
 Purchases of investments                                             3,258
 Repurchases of fund's shares                                         8,352
 Management services                                                  3,554
 Accrued expenses                                                     6,412          21,576
                                                            --------------------------------
Net Assets at August 31, 1997-
 Equivalent to $20.14 per share on
 578,153,047 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                                             $11,646,353
                                                                            ================

----------------------------------------------              --------------------------------

Statement of Operations                                                         (dollars in
for the year ended August 31, 1997                                               thousands)
----------------------------------------------              --------------------------------
Investment Income:
Income:
 Dividends                                                       $   61,028
 Interest                                                            85,075      $  146,103
                                                            ----------------
Expenses:
 Management services fee                                             36,531
 Distribution expenses                                               24,147
 Transfer agent fee                                                   8,588
 Reports to shareholders                                                714
 Registration statement and prospectus                                  821
 Postage, stationery and supplies                                     1,113
 Directors' fees                                                        126
 Auditing and legal fees                                                 48
 Custodian fee                                                          248
 Taxes other than federal income tax                                      5
 Other expenses                                                         137          72,478
                                                            --------------------------------
 Net investment income                                                               73,625
                                                                            ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                 1,086,444
Net increase in unrealized appreciation
 on investments                                                                   2,094,086
                                                                            ----------------
 Net realized gain and unrealized appreciation
  on investments                                                                  3,180,530
                                                                            ----------------
Net Increase in Net Assets Resulting
 from Operations                                                                 $3,254,155
                                                                            ================




----------------------------------------------              --------------------------------
Statement of Changes in Net Assets                               Year ended       August 31
(dollars in thousands)                                                 1997            1996
----------------------------------------------              --------------------------------
Operations:
Net investment income                                           $    73,625      $   67,802
Net realized gain on investments                                  1,086,444         583,665
Net increase (decrease) in unrealized
 appreciation on investments                                      2,094,086        (602,963)
                                                            --------------------------------
 Net increase in net assets
  resulting from operations                                       3,254,155          48,504
                                                            --------------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                (60,737)        (68,664)
Distributions from net realized gain on
 investments                                                       (474,852)       (537,427)
                                                            --------------------------------
 Total dividends and distributions                                 (535,589)       (606,091)
                                                            --------------------------------

Capital Share Transactions:
Proceeds from shares sold: 96,996,524
 and 176,126,588* shares, respectively                            2,011,945       2,814,262
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 30,970,137 and 38,568,448*
 shares, respectively                                               515,288         580,427
Cost of shares repurchased: 102,494,003
 and 116,291,020* shares, respectively                           (2,110,158)     (1,851,280)
                                                            --------------------------------

 Net increase in net assets resulting from
  capital share transactions                                        417,075       1,543,409
                                                            --------------------------------

Total Increase in Net Assets                                      3,135,641         985,822

Net Assets:
Beginning of year                                                 8,510,712       7,524,890
                                                            --------------------------------
End of year (including undistributed
 net investment income: $51,497
 and $38,609, respectively)                                     $11,646,353      $8,510,712
                                                            ================================

* Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

   Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

   Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

   Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by a committee appointed by the Board of Directors.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of August 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $4,007,271,000, of which $4,274,962,000 related to appreciated securities and $267,691,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $7,615,444,000 at August 31, 1997.


3. The fee of $36,531,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of average net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2 billion but not exceeding $3 billion; 0.35% of such assets in excess of $3 billion but not exceeding $5 billion; 0.335% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.325% of such assets in excess of $8 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1997, distribution expenses under the Plan were $24,147,000. As of August 31, 1997, accrued and unpaid distribution expenses were $6,033,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,588,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,855,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1997, aggregate amounts deferred and earnings thereon were $332,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1997, accumulated undistributed net realized gain on investments and currency transactions was $983,815,000 and additional paid-in capital was $6,545,962,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $2,890,954,000 and
$3,240,493,000, respectively, during the year ended
August 31, 1997.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $248,000 includes $31,000 that was paid by these credits rather than in cash.

  Net realized currency gains on dividends were $21,000 for the year ended August 31, 1997.

5. Effective at the close of business on December 12, 1996, the Board of Directors declared a 100% share dividend, which, in effect, is a 2-for-1 share split, of 276,083,697 shares. Net assets were not affected by this share dividend.


Per-Share Data and Ratios A29/1/
                                                                Year  ended August      31

                                                                1997   1996   1995   1994     1993
                                                             ------- ------------------------------
Net Asset Value, Beginning of Year                            $15.39 $16.55 $13.81 $13.58   $11.02
                                                             ------- ------------------------------
 Income from Investment Operations:
  Net investment income                                          .13    .13    .13    .07      .07
  Net realized and unrealized gain (loss)
   on investments                                               5.59   (.01)  3.21    .71     2.63
                                                             ------- ------------------------------
   Total income from
 investment operations                                          5.72    .12   3.34    .78     2.70
                                                             ------- ------------------------------
 Less Distributions:
  Dividends from net investment income                          (.11)  (.14)  (.08)  (.06)    (.09)
  Distributions from net realized gains                         (.86) (1.14)  (.52)  (.49)    (.05)
                                                             ------- ------------------------------
   Total distributions                                          (.97) (1.28)  (.60)  (.55)    (.14)
                                                             ------- ------------------------------
Net Asset Value, End of Year                                  $20.14 $15.39 $16.55 $13.81   $13.58
                                                             ======= ==============================

Total Return /2/                                               38.54%   .90% 25.56%  5.98%   24.64%


Ratios/Supplemental Data:
  Net assets, end of year (in millions)                      $11,646 $8,511 $7,525 $5,427   $5,018
  Ratio of expenses to average net
 assets                                                          .72%   .74%   .75%  .78%     .77%
  Ratio of net income to average net
 assets                                                          .73%   .82%   .90%  .49%      .56%
  Average commissions paid per share /3/                       5.01c  5.62c  5.94c  6.05c    6.82c
  Portfolio turnover rate                                     34.10% 27.95% 26.90% 24.77%   25.23%



/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

/2/ Calculated without
 deducting a sales charge.  The
 maximum sales charge is 5.75% of
 the fund's offering price.

/3/ Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of securities
 sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S.
 commissions are lower than
 U.S. commissions when
 expressed as cents per
 share but higher when
 expressed as a percentage
 of transactions because of the lower
 per-share prices of many non-U.S. securities.

Independent Auditors' Report
To the Board of Directors and Shareholders of

The Growth Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the "fund"), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Los Angeles, California
September 26, 1997

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                              Dividends and Distributions per Share

To                  Payment Date       From Net        From Net        From Net
Shareholders                           Investment      Realized        Realized
of Record                              Income          Short-Term      Long-term
                                                       Gains           Gains

December 13,        December 16,        $.11            $.16           $.70
1996                1996


Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (Retired)

LEONADE D. JONES
Burlingame, California
Former Treasurer, The Washington
Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

JAMES W. RATZLAFF
San Francisco, California
Senior Partner, The Capital Group
Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology, Princeton University

Theodore D. Nierenberg retired from the Board of Directors effective May 31, 1997. He had been a Director of the fund since 1972.

Richard H.M. Holmes retired from the Board of Directors effective December 31, 1996. He had been a Director of the fund since 1982 and was President of the fund from 1976 to 1985.

Steven N. Kearsley retired as an officer of the fund effective May 20, 1997. He had been an officer since 1973.

The Directors thank these three individuals for their many contributions to the fund.

OTHER OFFICERS

JAMES F. ROTHENBERG
Los Angeles, California
President of the fund
President and Director,
Capital Research and
Management Company

JAMES E. DRASDO
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and
Management Company

RICHARD M. BELESON
San Francisco, California
Vice President of the fund
Senior Vice President,
Capital Research Company
DONALD D. O'NEAL
San Francisco, California
Vice President of the fund
Vice President,
Capital Research and
Management Company

PATRICK F. QUAN
San Francisco, California
Secretary of the fund
Vice President-Fund Business
Management Group,
Capital Research and
Management Company

MARY C. HALL
Brea, California
Treasurer of the fund
Senior Vice President-Fund Business
Management Group,
Capital Research and
Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President-Fund Business
Management Group,
Capital Research and
Management Company


THE AMERICAN FUNDS GROUP(R)
SHAREHOLDER SERVICES

ARE YOU AWARE OF YOUR RIGHTS?
     Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

     Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment. Sales charges are reduced on a sliding scale as the value of your investments increases.

     You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

     You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* (If, over the 13 months, you don't invest the intended amount, you will pay the sales charge applicable to the amount invested.) Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your children under the age of 21 have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

     Whether you accumulate, aggregate or establish a statement of intention, it all adds up - to more purchasing power for you.

INVESTING WITH STYLE

Our many free services are designed to help you meet your needs quickly, effortlessly and efficiently.

AMERICAN FUNDSLINE (R) AND FUNDSLINE ONLINESM - Handle transactions using your computer or phone 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances and confirm your most recent transaction. Request a prospectus (Web site only), duplicate statements and order checks (phone only). All on your timetable. Just call 800/325-3590 or visit our Web site at www.americanfunds.com.

AMERICAN FUNDSLINKSM - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:

* Automatically reinvest distributions back into the fund at no sales charge.
* Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)
* Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - without paying a sales charge.* If you are opening an account in a different fund, you must meet that fund's minimum investment requirement. An exchange generally constitutes a sale and purchase for tax purposes. Please read the prospectus before you exchange shares.

OTHER SERVICES - Stay on top of your investments with account statements that keep you abreast of the activity in your account, consolidated quarterly statements to reduce paperwork if you have multiple accounts and year-end tax reports that show the dividends and capital gain distributions paid to you during the year.

*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges unless the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds.

For more information about these services or about any of the American Funds, including charges and expenses, please obtain a prospectus from your financial adviser or American Funds Service Company and read it carefully before you invest or send money. These services are subject to change or termination.

Your financial adviser will be happy to explain these services in greater detail. Or, to talk to a Shareholder Services Representative at American Funds, call toll-free (8 a.m. to 8 p.m. ET) from anywhere in the U.S.: 800/421-0180. Visit us at www.americanfunds.com on the World Wide Web.


[begin sidebar]
[map of United States broken out into regions]

Your financial adviser will be happy to explain these services to you in greater detail. Or, to talk to a Shareholder Services Representative at American Funds, call toll-free (8 a.m. to 8 p.m. ET) from anywhere in the U.S.:
800/421-0180. Visit us at www.americanfunds.com on the World Wide Web.

WESTERN
SERVICE CENTER
American Funds
Service Company
P.O. Box 2205
Brea, California
92822-2205

WEST CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522

EAST CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007

EASTERN
SERVICE CENTER
American Funds
Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280

Printed on recycled paper
Litho in USA CD/AL/3208
Lit. No. GFA-011-1097
[The American Funds Group(r)]

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Fund Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.